SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
DECEMBER 9, 2002

AAMES CAPITAL ACCEPTANCE CORP.
ON BEHALF OF
AAMES MORTGAGE TRUST 2002-2

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-54184	95-4619902
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

350 SOUTH GRAND AVENUE, 43RD FLOOR LOS
ANGELES, CALIFORNIA	(213) 210-5000	90071
(Address of principal executive offices)	Registrant's telephone number, including area code	(ZIP Code)

N/A
(Former name or former address, if changed since last report)

Item 5.

Other Events

Filing of Computational Materials

This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared and distributed by Morgan Stanley & Co. Incorporated, as an underwriter, in connection with the issuance by Aames Mortgage Trust 2002-2 of Mortgage Pass-Through Certificates, Series 2002-2.  The term “Computational Materials” shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the “SEC”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the SEC in response to the request of the Public Securities Association dated May 24, 1994, and supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.  Some or all of the Computational Materials were also distributed by Countrywide Securities Corporation, Greenwich Capital Markets, Inc. and Lehman Brothers Inc., other underwriters; the legend which such underwriters placed on the Computational Materials is attached hereto as Exhibit 99.3, 99.4 and 99.5.

Item 7.

Financial Statements: Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits.

99.1

Original Computational Materials.

99.2

Revised Computational Materials.

99.3

Legend of Countrywide Securities Corporation for Computational Materials.

99.4

Legend of Greenwich Capital Markets, Inc. for Computational Materials.

99.5

Legend of Lehman Brothers Inc. for Computational Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES CAPITAL ACCEPTANCE CORP.

By /s/  Patrick D. Grosso
Name:  Patrick D. Grosso
Title:   Assistant Secretary

Dated: December 6, 2002

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Original Computational Materials.

99.2	Revised Computational Materials.

99.3	Legend of Countrywide Securities Corporation for Computational Materials.

99.4	Legend of Greenwich Capital Markets, Inc. for Computational Materials.

99.5	Legend of Lehman Brothers Inc. for Computational Materials.

EXHIBIT 99.1

EXHIBIT 99.2

EXHIBIT 99.3

[The attached tables and other statistical analyses (the “Computational Materials”) are privileged and confidential and are intended for use by the addressee only.  These Computational Materials are furnished to you solely by Countrywide Securities Corporation (“Countrywide Securities”) and not by the issuer of the securities or any of its affiliates.  The issuer of these securities has not prepared or taken part in the preparation of these materials.  Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.  The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein.  As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication.  A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.  Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.]

[Recipients must read the information contained in the attached statement on page 2.  Do not use or rely on this information if you have not received or reviewed the statement.  If you have not received the statement, call your Countrywide Securities account representative for another copy.  The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.]

EXHIBIT 99.4

[This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  These Computational Materials are provided for information purposes only, and do not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  The Computational Materials do not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any computational materials for this transaction.  In addition, the information contained herein will be superseded by information contained in computational materials circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.]

EXHIBIT 99.5

[This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the “Offering Document”).  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, makes no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document.]